EXHIBIT 99.2
Combined Financial Statements
Yarde Metals, Inc. and
Affiliates
June 30, 2006

YARDE METALS, INC. AND AFFILIATES
CONTENTS
JUNE 30, 2006

Independent Auditors’ Report	1

Financial Statements:

Combined Balance Sheet	3

Combined Statement of Income	5

Combined Statement of Comprehensive Income	6

Combined Statement of Changes in Retained Earnings and Members’/Partners’ Equity	7

Combined Statement of Cash Flows	8

Notes to Combined Financial Statements	9

Supplementary Financial Information:

Combined Schedule of Cost of Revenue	24

Combined Schedule of Selling, General and Administrative Expenses	25

Combining Balance Sheet	26

Combining Statement of Income	28

Combining Statement of Comprehensive Income	29

Combining Statement of Changes in Retained Earnings and Members’/Partners’ Equity	30

Statement of Changes in Retained Earnings – Yarde Metals, Inc.	31

Statement of Changes in Members’ Equity – 10160 Phillipp Parkway, LLC	32

Combining Statement of Cash Flows	33

Combining Schedule of Cost of Revenue	34

Combining Schedule of Selling, General and Administrative Expenses	35

[Letterhead of Del Conte, Hyde, Anello & Schuch, P.C.]

To the Board of Directors and Members
Yarde Metals, Inc. and Affiliates
Southington, Connecticut

We have audited the accompanying combined balance sheet of Yarde Metals, Inc. and Affiliates as of June 30, 2006 and the related combined statements of income, comprehensive income, changes in retained earnings and members’/partners’ equity, and cash flows for the year then ended. These combined financial statements are the responsibility of Yarde Metals, Inc. and Affiliates’ management. Our responsibility is to express an opinion on these combined financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Yarde Metals, Inc. and Affiliates as of June 30, 2006, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
As described in Note 2 to the combined financial statements, Yarde Metals, Inc. leases its corporate offices and certain warehousing and office facilities from entities that are subject to the provisions of Interpretation No. 46R (FIN 46R), Consolidation of Variable Interest Entities, issued by the Financial Accounting Standards Board. Yarde Metals, Inc. adopted the provisions of FIN 46R for these variable interest entities on July 1, 2005, the effect of which is shown as a cumulative effect of a change in accounting principle in the accompanying combined financial statements.

Our audit was conducted for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The combined schedules of cost of revenue and selling, general and administrative expenses, and the combining balance sheet, combining statements of income, comprehensive income, changes in retained earnings and members’/partners’ equity and cash flows, and combining schedules of cost of revenue and selling, general and administrative expenses, on pages 24 through 35, are presented only for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

/s/ Del Conte, Hyde, Anello & Schuch, P.C.
Farmington, Connecticut
November 3, 2006

YARDE METALS, INC. AND AFFILIATES
COMBINED BALANCE SHEET
JUNE 30, 2006

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$8,847,642
Trade receivables	56,602,791
Employee loans receivable	23,572
Inventory	81,782,552
Prepaid expenses	1,465,464

Total Current Assets		$148,722,021

PROPERTY AND EQUIPMENT
Land	2,905,251
Buildings	22,775,390
Machinery and equipment	23,488,523
Office furnishings and equipment	5,693,517
Motor vehicles	2,329,145
Leasehold improvements	1,052,295

	58,244,121
Less accumulated depreciation	19,619,358

Total Property and Equipment		38,624,763

OTHER ASSETS
Employee loans receivable, net of current portion	132,267
Federal tax deposit to retain fiscal year	2,184,517
Derivative swap obligation	1,143,955
Deposits	388,448
Loan closing costs, net of amortization	129,470

Total Other Assets		3,978,657

Total Assets		$191,325,441

The accompanying notes are an integral
part of these financial statements.

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Notes payable — Short-term	$75,347,402
Current maturities of long-term debt	9,451,453
Notes payable — Related parties	14,774,809
Accounts payable	23,349,161
Accrued compensation	8,789,568
Accrued taxes and expenses	9,101,232

Total Current Liabilities		$140,813,625

LONG-TERM DEBT, NET OF CURRENT PORTION		12,744,150

Total Liabilities		153,557,775

EQUITY
Common stock	1,500
Additional paid-in capital	10,028,500
Retained earnings	17,925,477
Members’/Partners’ equity	8,668,234
Accumulated other comprehensive income	1,143,955

Total Equity		37,767,666

Total Liabilities and Equity		$191,325,441

YARDE METALS, INC. AND AFFILIATES
COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED JUNE 30, 2006

REVENUE
Net sales	$386,104,556
Rental income	30,000

Total Revenue		$386,134,556

COST OF REVENUE		317,678,299

Gross Profit		68,456,257

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES		33,992,726

Income from Operations		34,463,531

OTHER INCOME (EXPENSE)
Interest and dividend income	5,679
Gain on sale of assets	15,164
Other income	45,753
Shareholder compensation	(17,221,000)
Compensation related to the sale	(9,137,005)
Interest expense	(5,472,160)	(31,763,569)

Income before Provision for Income and Other Taxes		2,699,962

PROVISION FOR INCOME AND OTHER TAXES		90,357

Net Income		$2,609,605

The accompanying notes are an integral
part of these financial statements.

YARDE METALS, INC. AND AFFILIATES
COMBINED STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED JUNE 30, 2006

NET INCOME	$2,609,605

OTHER COMPREHENSIVE INCOME
Interest rate swap adjustment	837,174

Total Comprehensive Income	$3,446,779

The accompanying notes are an integral
part of these financial statements.

YARDE METALS, INC. AND AFFILIATES
COMBINED STATEMENT OF CHANGES IN RETAINED EARNINGS AND MEMBERS’/PARTNERS’ EQUITY
FOR THE YEAR ENDED JUNE 30, 2006

					Accumulated
		Additional			Other
	Common	Paid-in	Retained	Members’/	Comprehensive
	Stock	Capital	Earnings	Partners’ Equity	Income	Total
Balance, June 30, 2005, as previously reported	$1,500	$10,028,500	$16,861,753	$8,175,233	$306,781	$35,373,767

Adjustment for understatement of accrued compensation	—	—	(684,198)	—	—	(684,198)

Balance, June 30, 2005	1,500	10,028,500	16,177,555	8,175,233	306,781	34,689,569

Cumulative effect of change in accounting principle due to adoption of FIN 46R on July 1, 2005	—	—	512,580	—	—	512,580

Net income	—	—	1,242,452	1,367,153	—	2,609,605

Dividends paid	—	—	(7,110)	—	—	(7,110)

Members’/Partners’ draw	—	—	—	(874,152)	—	(874,152)

Other comprehensive income	—	—	—	—	837,174	837,174

Balance, June 30, 2006	$1,500	$10,028,500	$17,925,477	$8,668,234	$1,143,955	$37,767,666

The accompanying notes are an integral part of these financial statements.

YARDE METALS, INC. AND AFFILIATES
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,609,605
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,409,182
Gain on sale of assets	(15,164)
Increase in allowance for doubtful accounts	91,594
(Increase) decrease in operating assets:
Trade receivables	(10,621,002)
Inventory	(91,553)
Prepaid expenses	(797,054)
Federal tax deposit	(151,188)
Deposits	(137,904)
Loan closing costs, net of amortization	(41,867)
Increase (decrease) in operating liabilities:
Accounts payable	1,074,913
Accrued compensation	2,023,545
Accrued taxes and expenses	7,525,615

Net Cash Provided by Operating Activities		$4,878,722

CASH FLOWS FROM INVESTING ACTIVITIES
Repayments from employees, net	15,841
Proceeds from sale of assets	227,191
Purchases of property and equipment	(4,474,901)

Net Cash Used in Investing Activities		(4,231,869)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from notes payable — Short-term	17,267,000
Proceeds from long-term borrowing	3,182,173
Repayment of long-term debt	(4,549,198)
Repayment of related party notes	(9,092,037)
Dividends paid	(7,110)
Members’/Partners’ draw	(874,102)

Net Cash Provided by Financing Activities		5,926,726

Net increase in cash and cash equivalents		6,573,579

Cash and cash equivalents at beginning of year		2,274,063

Cash and Cash Equivalents at End of Year		$8,847,642

The accompanying notes are an integral part of these financial statements.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 1 — NATURE OF BUSINESS AND PRINCIPLES OF COMBINATION
The accompanying combined financial statements include the operations of Yarde Metals, Inc., 10160 Phillipp Parkway, LLC, Route 38 Associates, LLC, 45 Newell Street, LLC, Yarde Realty Company and Yarde Lot, LLC, collectively referred to as the “Company”. All inter-company accounts, transactions, and profits are eliminated in the combination.
Yarde Metals, Inc. (“Yarde Metals”) is a Connecticut corporation which commenced operations in 1977. Yarde Metals is primarily engaged in the wholesale distribution of metal alloys to a broad range of customers operating in various industries throughout the world. The majority of Yarde Metals’ customers are concentrated in the New England, Mid-Atlantic and Ohio Regions.
10160 Phillipp Parkway, LLC (“10160 Phillipp”) is an Ohio limited liability company whose members are also some of the shareholders/officers of Yarde Metals. This entity was formed in December 2003 to acquire and hold warehousing facilities for Yarde Metals in Ohio. 10160 Phillipp leases the office and warehouse facilities in Streetsboro, Ohio to Yarde Metals. The financial success of 10160 Phillipp is dependent upon the financial success of Yarde Metals.
Route 38 Associates, LLC (“Route 38”) is a New Hampshire limited liability company whose members are also some of the shareholders/officers of Yarde Metals. This entity was formed to construct warehousing facilities for Yarde Metals in New Hampshire. Route 38 leases the office and warehouse facilities in Pelham, New Hampshire to Yarde Metals. The financial success of Route 38 is dependent upon the financial success of Yarde Metals.
45 Newell Street Associates, LLC (“45 Newell”) is a Connecticut limited liability company whose members are also some of the shareholders/officers of Yarde Metals. 45 Newell leases the office and warehouse facilities, acquired in March 2001, in Southington, Connecticut to Yarde Metals. The financial success of 45 Newell is dependent upon the financial success of Yarde Metals.
Yarde Realty Company (“Yarde Realty”) is a Connecticut partnership whose partners are also some of the shareholders/officers of Yarde Metals. This entity was formed in 1980 to acquire and hold warehousing facilities for Yarde Metals in Bristol, Connecticut. Yarde Realty leases the warehouse facilities in Bristol, Connecticut to Yarde Metals. The financial success of Yarde Realty is dependent upon the financial success of Yarde Metals.
Yarde Lot, LLC (“Yarde Lot”) is a Connecticut limited liability company whose members are also some of the shareholders/officers of Yarde Metals. Yarde Lot leases the parking lot across from the office and warehouse facilities in Southington, Connecticut to Yarde Metals. The financial success of Yarde Lot is dependent upon the financial success of Yarde Metals.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, requires a full set of general purpose financial statements to be expanded to include the reporting of “comprehensive income”. Comprehensive income is comprised of two components, net income and other comprehensive income. For the year ended June 30, 2006, the only items qualifying as other comprehensive income were the interest rate swap agreement adjustments.
For purposes of the financial statements, the Company considers all highly liquid investments with original maturities of three months or less as the equivalent of cash. There were no cash equivalents at June 30, 2006.
The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based upon an estimate of collectibility of the accounts receivable, prior bad debt history and current credit conditions. Generally, the Company does not charge or accrue interest/finance charges on past due trade receivables unless the account is turned over for collections. A receivable is considered past due based upon management’s knowledge of the customer, past experience and current conditions. Management periodically reviews its receivable balances and determines which customers are to be turned over for collections. Accounts are written off as uncollectible when collection procedures are unsuccessful.
Inventory, which consists primarily of metal alloys purchased for resale, is valued at the lower of cost or market, which is determined on the specific identification method.
Property and equipment are stated at cost. Major renewals and betterments are capitalized, while maintenance and repairs that do not improve or extend the lives of the respective assets are charged against income. Depreciation and amortization are recorded using straight-line methods over the estimated useful lives of the related assets. The estimated useful lives of assets are as follows:

Buildings	15-40 years
Machinery and equipment	7-10 years
Office furnishings and equipment	5-10 years
Motor vehicles	3-10 years
Leasehold improvements	5-40 years

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Depreciation expense for the year ended June 30, 2006 was $3,380,283.
Rentals pertaining to noncapitalized lease agreements, which merely convey the right to use property, are expensed as incurred.
Intangible assets for the Company consist of loan acquisition costs that are being amortized on the straight-line basis over 5-20 years. Amortization expense for the year ended June 30, 2006 was $28,899.
Yarde Metals has elected, by consent of its stockholders, to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, Yarde Metals does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective shares of Yarde Metals’ taxable income. Accordingly, the financial statements reflect no provision or liability for Federal income taxes. Yarde Metals is liable for state income taxes only in certain states that do not follow the federal pass-thru treatment.
Income tax expense includes state taxes currently payable and deferred. When material, Yarde Metals provides for deferred taxes on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. These differences relate primarily to inventory costs capitalized for income tax purposes, but expensed for financial reporting purposes, bad debt expense reported in different periods for financial reporting and income tax purposes, and different depreciation methods and lives used for financial reporting and income tax purposes.
In addition, because Yarde Metals reports on a fiscal year basis, it must represent to the Internal Revenue Service that either the fiscal year is its natural year or it must pay a deposit. The deposit is calculated as the product of the highest individual tax rate plus 1%, the percentage of the deferral period to a total year, and the entity’s taxable income for the prior year.
10160 Phillipp, Route 38, 45 Newell, Yarde Realty and Yarde Lot are not taxpaying entities for income tax purposes, and thus, no Federal income tax expense has been recorded in the statements. Income from the limited liability companies and the partnership are taxed to the members/partners on their individual returns.
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade receivables, trade sales and trade purchases. The Company has limited concentration of credit risk regarding trade receivables and trade sales due to the large number of customers comprising the Company’s base and their dispersion across different industries. As of June 30, 2006, the Company had no significant concentration of credit risk regarding trade receivables and trade sales. The Company has significant concentration of

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
credit risk regarding trade purchases. Purchases from one vendor accounted for 18% of total purchases in the year ended June 30, 2006.
Interest rate swap contracts designated and qualifying as cash flow hedges are reported at fair value. The gain or loss on the effective portion of the hedge initially is included as a component of other comprehensive income and subsequently reclassified into earnings when interest on the related debt is paid.
Advertising costs are charged to operations when incurred. For the year ended June 30, 2006, advertising expense was $331,474.
In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46) with the objective of improving financial reporting by companies involved with variable interest entities. FIN 46 clarifies the application of Accounting Research Bulletin No. 51 to certain entities, defined as variable interest entities, in which equity investors do not have characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from other parties. In December 2003, the FASB issued a revision to FIN 46 (FIN 46R) to clarify some of the provisions of FIN 46.
On July 1, 2005, Yarde Metals, Inc. adopted FIN 46R related to 10160 Phillipp Parkway, LLC, Route 38 Associates, LLC, 45 Newell Street Associates, LLC, Yarde Realty Company and Yarde Lot, LLC, which resulted in the combining of these entities with Yarde Metals, Inc. for financial reporting purposes. The effect of Yarde Metals, Inc. adopting FIN 46R related to 10160 Phillipp Parkway, LLC, Route 38 Associates, LLC, 45 Newell Street Associates, LLC, Yarde Realty Company and Yarde Lot, LLC as of July 1, 2005, is recorded as a cumulative effect of a change in accounting principle of $512,580 in the accompanying combined statement of changes in retained earnings and members’ equity as of June 30, 2006.
NOTE 3 — TRADE RECEIVABLES
     Trade receivables at June 30, 2006 consist of the following:

Open accounts receivable	$58,306,347

Less: Allowance for doubtful accounts	1,703,556

Total Trade Receivables	$56,602,791

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 4 — NOTES PAYABLE — SHORT-TERM
On August 16, 2005, Yarde Metals refinanced its revolving line of credit, which was to expire on December 31, 2007. Yarde Metals may borrow up to the sum of 85% of eligible trade receivables and 65% of eligible inventory, to a maximum of $100,000,000. Interest for the year ended June 30, 2006 was payable at the current LIBOR Market Index rate or the bank’s one-month, three-month or six-month LIBOR plus 1% (the LIBOR rate plus the applicable margin at June 30, 2006 was 6.33%). The line of credit also has an optional hedge that allows Yarde Metals to enter into an interest rate swap agreement (see Note 6). This interest rate swap agreement was subsequently terminated on July 19, 2006. The lines are secured by substantially all assets of Yarde Metals and are personally guaranteed by the majority stockholders. The balance due on the line of credit at June 30, 2006 was $75,347,402. As disclosed in Note 16, Yarde Metals was acquired by Reliance Steel & Aluminum Co. on August 1, 2006. As a result of this transaction, the revolving line of credit became due and payable on August 1, 2006.
NOTE 5 — LONG-TERM DEBT

Long-term debt at June 30, 2006 is summarized below:

Mortgage loan payable to Connecticut Development Authority in monthly installments of $28,121 including interest at 5.00% through March 2020, secured by property and all improvements, a first priority lien and security interest in all of the personal property and fixtures, an assignment of leases and rentals with respect to the premises, and assignment of all contracts, permits, approvals and UCC filings of the property in Southington, CT held by 45 Newell Street Associates, LLC. The note contains personal guarantees by the members and a corporate officer and a corporate guarantee by Yarde Metals, Inc.
$3,516,013

Second mortgage loan payable to Banknorth, N.A. in monthly installments of $43,229 including interest until the maturity date of April 1, 2016, the interest rate was fixed at 6.00% through April 2004, at which time the interest rate was adjusted to the Three Year Federal Home Loan Bank of Boston Classic Advance Rate plus the applicable margin. As of June 30, 2006, the interest rate was 4.90% and is scheduled for adjustment on April 1, 2007, and every three years thereafter until maturity. The mortgage is secured by property and all improvements, a first priority lien and security interest in all of the personal property and

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 5 — LONG-TERM DEBT (Continued)

fixtures, an assignment of leases and rentals with respect to the premises, and assignment of all contracts, permits, approvals and UCC filings of property in Southington, CT held by 45 Newell Street Associates, LLC. The note contains personal guarantees by the members and a corporate officer.	4,021,636

First mortgage loan payable to Banknorth, N.A. in monthly installments of $17,034 including interest until the maturity date of April 1, 2016, the interest rate was fixed at 6.00% through April 2004, at which time the interest rate was adjusted to the Three Year Federal Home Loan Bank of Boston Classic Advance Rate plus the applicable margin. As of June 30, 2006 the interest was 4.90% and is scheduled for adjustment on April 1, 2007, and every three years thereafter until maturity. The mortgage is secured by property and all improvements, a first priority lien and security interest in all of the personal property and fixtures, an assignment of leases and rentals with respect to the premises, and assignment of all contracts, permits, approvals and UCC filings of property in Southington, CT held by 45 Newell Street, LLC. The note contains personal guarantees by the members and a corporate officer.
1,575,153

First mortgage loan payable to Wachovia in monthly installments, through April 2016, of $12,685 plus interest at a rate of the bank’s one-month LIBOR plus 1.16% (6.33% at June 30, 2006), secured by property and all improvements, a first priority lien and security interest in all of the personal property and fixtures, an assignment of leases and rentals with respect to the premises, and assignment of all contracts, permits, approvals and UCC filings of property in Streetsboro, OH held by 10160 Phillipp Parkway, LLC. The note contains personal guarantees by the members and a corporate officer and a corporate guarantee by Yarde Metals, Inc.
1,416,765

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 5 — LONG-TERM DEBT (Continued)

Note payable to GE Capital Public Finance in monthly installments of $26,687 including interest at 5.83% through December 2014, secured by property and all improvements, a first priority lien and security interest in all of the personal property and fixtures, an assignment of leases and rentals with respect to the premises, and assignment of all contracts, permits, approvals and UCC filings of property in Pelham, NH held by Route 38 Associates, LLC. The note contains personal guarantees by the members and a corporate officer and a corporate guarantee by Yarde Metals, Inc.	2,142,445

$2,500,000 equipment line of credit payable to Wachovia with advances made at 80% of the invoice cost of the equipment purchased over a draw period ending December 31, 2006. At that point this converts to a five-year term loan. Interest only is paid during the draw period. Once converted, 1/60th of the principal balance plus interest at a rate of the bank’s one-month, three-month or six-month LIBOR plus 1.00% or the current LIBOR Market Index Rate plus 1.00% (6.33% at June 30, 2006) will be payable monthly. The note is secured by substantially all the assets of Yarde Metals, Inc. and is personally guaranteed by the majority stockholders.
1,213,420

Note payable to GE Capital Public Finance at 5.83% with monthly payments of interest only until June 2001, and monthly payments of $9,890, including principal and interest from June 2001 to June 2011. The note is secured by equipment of Yarde Metals, Inc.	366,860

Term loan for $8,500,000 payable to Wachovia used to refinance certain existing term debt with forty-eight equal monthly principal payments, through August 2009, of $177,083 plus interest at a rate of the bank’s one-month, three-month or six-month LIBOR plus 1.00% or at Yarde Metals’ discretion the current LIBOR Market Index Rate plus 1.00% (6.33% at June 30, 2006). The note is secured by substantially all the assets of Yarde Metals, Inc. and is personally guaranteed by the majority stockholders.	6,729,167

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 5 — LONG-TERM DEBT (Continued)

Mortgage loan payable to Banknorth, N.A. in monthly installments of $12,961 including interest at 5.32% through February 2009, secured by a second mortgage on real property, a collateral assignment of leases and rentals with respect to the premises in Southington, CT held by 45 Newell Street Associates, LLC. The note contains personal guarantees by the members and a corporate officer.	965,921

Mortgage loan payable to Connecticut Development Authority in monthly installments of $11,609 including interest at 7.40% through September 2008, secured by a second mortgage on real property, a collateral assignment of leases and rentals with respect to the premises in Bristol, CT held by Yarde Realty Company. The note contains personal guarantees by the members and a corporate officer and a corporate guarantee by Yarde Metals, Inc.	248,222

22,195,602

Less: Current maturities	9,451,452

Total Long-Term Debt	$ 12,744,150

     The expected maturities of long-term debt are as follows:

YEAR ENDING
JUNE 30,
2007	$9,448,408
2008	1,190,932
2009	2,909,809
2010	962,922
2011	1,031,002
Thereafter	6,652,529

Total Long-Term Debt	$ 22,195,602
Yarde Metals also has two Capex Notes with Wachovia that would allow Yarde Metals to borrow $2,500,000 for each of the next two years starting January 2006. Interest only will be paid during the draw period and principal of 1/60th of the converted amount plus interest will be paid thereafter. Yarde Metals may choose to pay interest at a rate of the bank’s one-month, three-month or six-month LIBOR plus 1.00% or the current LIBOR Market Index Rate plus 1.00%. Yarde Metals paid off its two Capex Notes in July 2006.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 5 — LONG-TERM DEBT (Continued)
The revolving and equipment lines of credit and the equipment note payable to Wachovia (Yarde Metals’ major lender) contain various restrictive financial covenants with respect to borrowings, working capital, tangible net worth, leverage, and debt service coverage. As of June 30, 2006, Yarde Metals failed one of its required ratios.
As disclosed in Note 16, Yarde Metals was acquired by Reliance Steel & Aluminum Co. As a result of this transaction, all debt with Yarde Metals’ lenders became due and payable on August 1, 2006. In addition, all security interests in Yarde Metals’ assets related to the debt were released and all of its corporate guarantees were terminated. Therefore, all debt of Yarde Metals is classified as a current liability as of June 30, 2006.
NOTE 6 — FAIR VALUE OF FINANCIAL INSTRUMENTS
SFAS No. 107 “Disclosures about Fair Value of Financial Instruments,” requires disclosure of the following information about the fair value of certain financial instruments for which it is practical to estimate that value. For purposes of the following disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The estimated fair values of the Company’s financial instruments at June 30, 2006 are as follows:

	Carrying	Fair Market
	Value	Value
Assets:
Cash and cash equivalents	$8,847,642	$8,847,642

Trade receivables including non-current portion	56,602,791	56,602,791

Employee loans receivable	155,839	120,003

Liabilities:
Notes payable including related party notes	(90,122,211)	(88,946,880)

Long-term debt	(22,195,603)	(20,497,282)
Fair values were determined as follows:
The carrying amount of cash and cash equivalents approximates fair value due to the short-term maturities of these instruments.
The carrying amount of accounts receivable approximate fair value since the receivables are shown net of an allowance for uncollectible amounts.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 6 — FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)
The fair value of employee loans receivable is based on current rates offered by local lending institutions for notes with similar characteristics. The employee loans receivable bear interest at 2.5% per annum, are secured by real estate, and have terms requiring weekly payments of principal and interest over a period of up to ten years.
Fair values of notes payable approximate their carrying values based on quoted market prices for those or similar instruments.
Fair values of notes payable – related parties are based on current rates offered by local lending institutions for notes with similar characteristics. The notes bear interest at 4% per annum and have terms requiring principal and interest payments due June 30, 2010.
Fair values of long-term debt are based on current rates at which the Company could borrow funds at similar remaining maturities.
Yarde Metals and 10160 Phillipp entered into interest rate swap agreements on November 30, 2004 and December 29, 2003, respectively, to control the impact of changes in interest rates on their floating and fixed rate long-term debt. At June 30, 2006, Yarde Metals had one interest rate swap agreement with a commercial bank having a total notional principal amount of $20,000,000 with an interest rate of 7.03% from November 30, 2004 through May 30, 2005 changing to 3.70% effective May 31, 2005 until the termination date. On July 19, 2006, Yarde Metals terminated the swap agreement, which was to mature on November 30, 2009. At June 30, 2006, 10160 Phillipp had one interest rate swap agreement with a commercial bank having a total notional principal amount of $1,600,000 with an interest rate of 4.96%. The interest rate swap agreement of 10160 Phillipp matures on December 29, 2008. The Company is exposed to credit loss in the event of non-performance by the other party to the interest rate swap agreements. However, the Company does not anticipate non-performance by the counter party. The fair market value of the swap agreements at June 30, 2006 was $1,143,955.
NOTE 7 — LEASES
Yarde Metals leases vehicles, equipment, office, and warehouse space under various agreements expiring on dates through 2017. Various office and warehouse facilities are leased from related entities (as described in Note 1), which have common ownership. In accordance with the provisions of FIN 46R (as described in Note 2) the rent expense incurred with these common ownership, or variable interest entities, is eliminated for combined financial statement purposes.
Rent expense relating to vehicle and equipment leases amounted to approximately $1,378,558 for the year ended June 30, 2006. Rent expense relating to office and warehouse leases amounted to approximately $4,354,148, for the year ended June 30, 2006, of which $2,689,640 was eliminated for combined financial statement purposes as it was paid to the related entities.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 7 – LEASES (Continued)
Future minimum payments under operating leases at June 30, 2006 are as follows:

	NON-AFFILIATES
YEAR ENDING	OFFICES AND	VEHICLES AND
JUNE 30,	WAREHOUSING	EQUIPMENT
2007	$1,930,876	$1,506,008
2008	1,906,026	1,324,428
2009	1,966,813	1,059,364
2010	782,874	697,865
2011	514,178	386,225
Thereafter	3,166,935	208,835

Total	$10,267,702	$5,182,725

NOTE 8 — CONTINGENCIES AND COMMITMENTS
Yarde Metals’ loan and security agreement with its major lender contains financial covenants with respect to borrowings, working capital, tangible net worth, leverage, cash flow and interest coverage. In addition, the agreement restricts fixed asset purchases and does not allow the payment of cash dividends, except as provided for in the agreement. There is no requirement to maintain compensating balances under the agreement; however, Yarde Metals is required to pay a facility fee of 1/4 of 1% per calendar quarter on the excess of the average daily maximum amount of the revolving credit minus the average daily outstanding principal amount of the revolving credit loans during such quarter.
The Company maintains cash in bank accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on such accounts. As of June 30, 2006, the aggregate cash balances at the financial institutions used by the Company exceeded the federally insured limit of $100,000 by $11,679,788.
On June 30, 2006, Yarde Metals had placed deposits totaling $157,546, to be applied to the purchase of various pieces of equipment with an estimated aggregate cost of $1,094,478.
NOTE 9 — RELATED PARTY TRANSACTIONS
Yarde Metals has unsecured notes due to stockholders and their family members with interest computed at 4% for the fiscal year ended June 30, 2006. Certain amounts of these notes are subordinated to the bank debt. These loans were due June 30, 2010; however, as a result of the shareholders’ selling their stock (as disclosed in Note 16), all outstanding debt with Yarde Metals’ stockholders was repaid on August 1, 2006. Interest expense on these loans for the year ended June 30, 2006 was $884,295.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 9 — RELATED PARTY TRANSACTIONS (Continued)
Yarde Metals leases various office and warehouse facilities from entities that have common ownership, as discussed in Notes 1 and 7.
NOTE 10 — COMMON STOCK TRANSACTIONS
Yarde Metals is authorized to issue 20,000 shares of $0.10 par value common stock, of which 15,000 shares were issued and outstanding on June 30, 2006.
NOTE 11 — PROFIT SHARING AND EMPLOYEE BENEFITS
Yarde Metals sponsors a 401(k) profit sharing plan covering substantially all full-time employees who are not required to fulfill a service waiting period and may enter the plan quarterly on January 1, April 1, July 1 and October 1 of each year. Eligible employees may contribute between 1% and 50% of their annual compensation. Yarde Metals may make a discretionary qualified matching employer contribution up to 50% of the employees’ contribution up to 10% of their annual compensation. The matching contribution was 50% for the year ended June 30, 2006.
In addition, Yarde Metals maintains a discretionary profit sharing plan for employees who are employed on the first and last day of the plan year and have provided one year or 1,000 hours of service. Contributions to the plan are discretionary and are allocated based on participants’ compensation. Yarde Metals did not make discretionary profit sharing contributions for the year ended June 30, 2006.
Total profit sharing expense (401(k) match) for the year ended June 30, 2006 was $1,175,713.
NOTE 12 — SUPPLEMENTARY CASH FLOW INFORMATION
The Company uses the indirect method when presenting its cash flows from operating activities in the Combined Statement of Cash Flows. Therefore, the Company is required to disclose the following information:

Interest paid	$5,395,676
Income taxes paid (including prepayments)	$160,751
The Company is also required to disclose non-cash investing and financing activities not included in the Combined Statement of Cash Flows.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 12 — SUPPLEMENTARY CASH FLOW INFORMATION (Continued)
On August 16, 2005, Yarde Metals refinanced its existing equipment loans that resulted in the following non-cash transaction:

Term loan	$8,500,000
Existing Long-term debt repayment	(8,199,153)

Cash received	$300,847

During the year ended June 30, 2006, the Company recorded a prior-period adjustment in the amount of $684,198 relating to an error in accrued compensation, as described in Note 15.
During the year ended June 30, 2006, the Company recorded an adjustment in the amount of $512,580 relating to a cumulative effect of a change in accounting principle, as described in Note 2.
During the year ended June 30, 2006, the Company recorded an unrealized gain of $837,174 relating to the interest rate swap agreements.
NOTE 13 — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
As disclosed in Note 6, the Company has two interest rate swap contracts which are derivative financial instruments for the purpose of hedging the risk of cash flows caused by movements in the interest rates.
The Company’s purpose in entering into these swap arrangements is to hedge against the risk of interest rate increases on the related variable rate debts. Accordingly, the swap arrangements are classified as cash flow hedging activities and represent derivative financial instruments. These derivative financial instruments are not held for trading purposes. The Company accounts for these derivative financial instruments in accordance with Statement of Financial Accounting Standards No. 133, as amended by SFAS No. 137 and SFAS No. 138. Accordingly, the derivative financial instruments are reflected on the combined balance sheet at their fair values. Since these instruments are classified as hedging activities, changes in the fair values of these instruments are recognized as components of other comprehensive income. The effective portion of the gain or loss on the derivative instruments is reported initially as a component of “Accumulated Other Comprehensive Income” (AOCI) and subsequently recognized in earnings when the forecasted transaction affects earnings. Any amounts excluded from the assessment of hedge effectiveness, as well as the ineffective portion of the hedge, are reported in earnings immediately.
Adoption of SFAS No. 133 resulted in the Company recording a derivative instrument asset in the amount of $1,143,955 at June 30, 2006. The Company anticipates volatility in AOCI from its cash flow hedges. The amount of volatility will vary with the level of derivative activities and market conditions during any period.

YARDE METALS, INC. AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2006
NOTE 14 – INCOME TAXES
The Company reports on a fiscal year, and is required to pay a deposit to the Internal Revenue Service as described in Note 2. The amount on deposit was $2,184,517 as of June 30, 2006.
The components of state income tax expense for the period ended June 30, 2006 consist of current taxes payable of $70,989.
NOTE 15 – PRIOR-PERIOD ADJUSTMENTS
An error resulting in an understatement of accrued compensated absences was discovered during the current year. Accordingly, an adjustment of $684,198 was made during the year ended June 30, 2006 to reflect the balance due as of July 1, 2005. A corresponding entry was made to reduce retained earnings. A state income tax effect on the restatement was not made since the state income tax effect was not considered material.
Relating to the effects of FIN 46R, as described in Note 2, the Company recorded an adjustment in the amount of $512,580 relating to a cumulative effect of a change in accounting principle.
NOTE 16 – SUBSEQUENT EVENT
On August 1, 2006, the Company’s stockholders sold all of their shares to Reliance Steel & Aluminum Co. As a result of this transaction, Yarde Metals became a subsidiary of Reliance Steel & Aluminum Co. through their wholly-owned subsidiary RSAC Management Corp. As part of the transaction, all outstanding debt with Yarde Metals’ stockholders and their current lenders was repaid. In addition, all security interests in Yarde Metals’ assets related to the debt were released and all of its corporate guarantees were terminated.

SUPPLEMENTARY FINANCIAL INFORMATION

YARDE METALS, INC. AND AFFILIATES
COMBINED SCHEDULE OF COST OF REVENUE
FOR THE YEAR ENDED JUNE 30, 2006

Inventory, beginning of year	$81,690,999
Purchases	271,088,026
Direct labor	25,698,067
Supplies	4,534,885
Trucking, leasing and expense	3,855,532
Medical insurance and reimbursement plan	2,597,723
Payroll taxes	2,271,813
Depreciation and amortization	2,130,669
Utilities	1,819,167
Rent	1,556,482
Maintenance and repairs	945,036
Profit sharing expense	644,596
Freight-in	239,182
Equipment leasing	210,276
Purchased services	109,517
Blades and sharpening	68,881

	399,460,851
Less: Inventory, end of year	81,782,552

Total Cost of Revenue		$317,678,299

YARDE METALS, INC. AND AFFILIATES
COMBINED SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED JUNE 30, 2006

Administrative and clerical salaries	$15,670,563
General insurance	2,403,465
Freight-out	2,248,179
Payroll taxes	1,733,246
Medical insurance and reimbursement plan	1,493,870
Sales commissions	1,450,269
Entertainment and travel	1,346,802
Depreciation and amortization	1,278,513
Automobile leasing and expenses	674,722
Bad debts and collection	615,196
Office supplies and expense	601,924
Telephone	584,937
Repairs and maintenance	575,476
Profit sharing expense	531,117
Banking fees	482,997
Property taxes	385,120
Professional services	378,542
Advertising	331,474
Employee relations	246,303
Postage	171,341
Computer supplies	169,725
Dues and subscriptions	137,197
Miscellaneous and other expense	123,974
Employee training	120,695
Rent	108,026
Utilities	67,917
Donations	61,136

Total Selling, General and Administrative Expenses		$33,992,726

YARDE METALS, INC. AND AFFILIATES
COMBINING BALANCE SHEET
JUNE 30, 2006
ASSETS

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
CURRENT ASSETS
Cash and cash equivalents	$8,612,910	$17,293	$36,031	$135,942	$18,506	$26,960	$—	$8,847,642
Trade receivables	56,602,791	—	—	—	—	—	—	56,602,791
Employee loans receivable	23,572	—	—	—	—	—	—	23,572
Inventory	81,782,552	—	—	—	—	—	—	81,782,552
Prepaid expenses	1,465,464	—	—	—	—	—	—	1,465,464

Total Current Assets	148,487,289	17,293	36,031	135,942	18,506	26,960	—	148,722,021

PROPERTY AND EQUIPMENT
Land	—	344,675	507,443	1,625,932	241,656	185,545	—	2,905,251
Buildings	—	1,534,689	4,380,075	13,560,003	3,300,623	—	—	22,775,390
Machinery and equipment	23,488,523	—	—	—	—	—	—	23,488,523
Office furnishings and equipment	5,693,517	—	—	—	—	—	—	5,693,517
Motor vehicles	2,329,145	—	—	—	—	—	—	2,329,145
Leasehold improvements	1,052,295	—	—	—	—	—	—	1,052,295

	32,563,480	1,879,364	4,887,518	15,185,935	3,542,279	185,545	—	58,244,121
Less accumulated depreciation	16,192,535	95,918	538,384	1,451,158	1,341,363	—	—	19,619,358

Total Property and Equipment	16,370,945	1,783,446	4,349,134	13,734,777	2,200,916	185,545	—	38,624,763

OTHER ASSETS
Employee loans receivable, net of current portion	132,267	—	—	—	—	—	—	132,267
Federal tax deposit to retain fiscal year	2,184,517	—	—	—	—	—	—	2,184,517
Derivative swap obligation	1,091,169	52,786	—	—	—	—	—	1,143,955
Deposits	388,075	326	—	—	—	47	—	388,448
Loan closing costs, net of amortization	61,503	—	36,458	31,509	—	—	—	129,470

Total Other Assets	3,857,531	53,112	36,458	31,509	—	47	—	3,978,657

Total Assets	$168,715,765	$1,853,851	$4,421,623	$13,902,228	$2,219,422	$212,552	$—	$191,325,441

LIABILITIES AND EQUITY

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
CURRENT LIABILITIES
Notes payable — Short-term	$75,347,402	$—	$—	$—	$—	$—	$—	$75,347,402
Current maturities of long-term debt	8,309,447	82,854	200,642	733,384	125,126	—	—	9,451,453
Notes payable — Related parties	14,774,809	—	—	—	—	—	—	14,774,809
Accounts payable	23,349,161	—	—	—	—	—	—	23,349,161
Accrued compensation	8,789,568	—	—	—	—	—	—	8,789,568
Accrued taxes and expenses	9,098,732	—	—	2,500	—	—	—	9,101,232

Total Current Liabilities	139,669,119	82,854	200,642	735,884	125,126	—	—	140,813,625

LONG-TERM DEBT, NET OF CURRENT PORTION	—	1,333,911	1,941,803	9,345,340	123,096	—	—	12,744,150

Total Liabilities	139,669,119	1,416,765	2,142,445	10,081,224	248,222	—	—	153,557,775

EQUITY
Common stock	1,500	—	—	—	—	—	—	1,500
Additional paid-in capital	10,028,500	—	—	—	—	—	—	10,028,500
Retained earnings	17,925,477	—	—	—	—	—	—	17,925,477
Members’/Partners’ equity	—	384,300	2,279,178	3,821,004	1,971,200	212,552		8,668,234
Accumulated other comprehensive income	1,091,169	52,786	—	—	—	—	—	1,143,955

Total Equity	29,046,646	437,086	2,279,178	3,821,004	1,971,200	212,552	—	37,767,666

Total Liabilities and Equity	$168,715,765	$1,853,851	$4,421,623	$13,902,228	$2,219,422	$212,552	$—	$191,325,441

YARDE METALS, INC. AND AFFILIATES
COMBINING STATEMENT OF INCOME
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
REVENUE
Net sales	$386,104,556	$—	$—	$—	$—	$—	$—	$386,104,556
Rental income	—	229,760	365,413	1,859,027	241,440	24,000	(2,689,640)	30,000

Total Revenue	386,104,556	229,760	365,413	1,859,027	241,440	24,000	(2,689,640)	386,134,556

COST OF REVENUE	320,056,179	—	—	—	—	—	(2,377,880)	317,678,299

Gross Profit	66,048,377	229,760	365,413	1,859,027	241,440	24,000	(311,760)	68,456,257

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	33,693,609	39,277	114,512	371,123	85,470	495	(311,760)	33,992,726

Income from Operations	32,354,768	190,483	250,901	1,487,904	155,970	23,505	—	34,463,531

OTHER INCOME (EXPENSE)
Interest and dividend income	5,679	—	—	—	—	—	—	5,679
Gain on sale of assets	15,164	—	—	—	—	—	—	15,164
Other income	45,753	—	—	—	—	—	—	45,753
Shareholder compensation	(17,221,000)	—	—	—	—	—	—	(17,221,000)
Compensation related to the sale	(9,137,005)	—	—	—	—	—	—	(9,137,005)
Interest expense	(4,731,050)	(73,427)	(119,607)	(524,996)	(23,080)	—	—	(5,472,160)

	(31,022,459)	(73,427)	(119,607)	(524,996)	(23,080)	—	—	(31,763,569)

Income before Provision for Income and Other Taxes	1,332,309	117,056	131,294	962,908	132,890	23,505	—	2,699,962

PROVISION FOR INCOME AND OTHER TAXES	89,857	—	—	250	—	250	—	90,357

Net Income	$1,242,452	$117,056	$131,294	$962,658	$132,890	$23,255	$—	$2,609,605

YARDE METALS, INC. AND AFFILIATES
COMBINING STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
NET INCOME	$1,242,452	$117,056	$131,294	$962,658	$132,890	$23,255	$—	$2,609,605

OTHER COMPREHENSIVE INCOME
Interest rate swap adjustment	784,388	52,786	—	—	—	—	—	837,174

Total Comprehensive Income	$2,026,840	$169,842	$131,294	$962,658	$132,890	$23,255	$—	$3,446,779

YARDE METALS, INC. AND AFFILITATES
COMBINING STATEMENT OF CHANGES IN RETAINED EARNINGS AND MEMBERS’/PARTNERS’ EQUITY
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
Balances, June 30, 2005, as previously reported	$16,861,753	$399,686	$2,197,884	$3,458,346	$1,930,020	$189,297	$—	$25,036,986

Adjustment for understatement of accrued compensation	(684,198)	—	—	—	—	—	—	(684,198)

Balances, June 30, 2005	16,177,555	399,686	2,197,884	3,458,346	1,930,020	189,297	—	24,352,788

Cumulative effect of change in accounting principle due to adoption of FIN 46R on July 1, 2005	512,580	—	—	—	—	—	—	512,580

Net income	1,242,452	117,056	131,294	962,658	132,890	23,255	—	2,609,605

Dividends paid	(7,110)	—	—	—	—	—	—	(7,110)

Members’/Partners’ draw	—	(132,442)	(50,000)	(600,000)	(91,710)	—	—	(874,152)

Balances, June 30, 2006	$17,925,477	$384,300	$2,279,178	$3,821,004	$1,971,200	$212,552	$—	$26,593,711

YARDE METALS, INC.
STATEMENT OF CHANGES IN RETAINED EARNINGS
FOR THE YEAR ENDED JUNE 30, 2006

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total
Balances, June 30, 2005, as previously reported	$1,500	$10,028,500	$16,861,753	$306,781	$27,198,534

Adjustment for understatement of accrued compensation	—	—	(684,198)	—	(684,198)

Balances, June 30, 2005	1,500	10,028,500	16,177,555	306,781	26,514,336

Cumulative effect of change in accounting principle due to adoption of FIN 46R on July 1, 2005	—	—	512,580	—	512,580

Net income	—	—	1,242,452	—	1,242,452

Dividends paid	—	—	(7,110)	—	(7,110)

Other comprehensive income	—	—	—	784,388	784,388

Balances, June 30, 2006	$1,500	$10,028,500	$17,925,477	$1,091,169	$29,046,646

10160 PHILLIPP PARKWAY, LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED JUNE 30, 2006

		Accumulated
		Other
	Members’	Comprehensive
	Equity	Income	Total
Balances, June 30, 2005	$399,686	$—	$399,686

Net income	117,056	—	117,056

Members’ draw	(132,442)	—	(132,442)

Other comprehensive income	—	52,786	52,786

Balances, June 30, 2006	$384,300	$52,786	$437,086

YARDE METALS, INC. AND AFFILIATES
COMBINING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,242,452	$117,056	$131,294	$962,658	$132,890	$23,255	$—	$2,609,605
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,809,136	38,512	113,791	366,908	80,755	80	—	3,409,182
Gain on sale of assets	(15,164)	—	—	—	—	—	—	(15,164)
Increase in allowance for doubtful accounts	91,594	—	—	—	—	—	—	91,594
(Increase) decrease in operating assets:
Trade receivables	(10,621,002)	—	—	—	—	—	—	(10,621,002)
Inventory	(91,553)	—	—	—	—	—	—	(91,553)
Prepaid expenses	(797,054)	—	—	—	—	—	—	(797,054)
Federal tax deposit	(151,188)	—	—	—	—	—	—	(151,188)
Deposits	(137,904)	—	—	—	—	—	—	(137,904)
Loan closing costs, net of amortization	(41,867)	—	—	—	—	—	—	(41,867)
Increase (decrease) in operating liabilities:
Accounts payable	1,074,913	—	—	—	—	—	—	1,074,913
Accrued compensation	2,023,545	—	—	—	—	—	—	2,023,545
Accrued taxes and expenses	7,525,615	—	—	—	—	—	—	7,525,615

Net Cash Provided by Operating Activities	2,911,523	155,568	245,085	1,329,566	213,645	23,335	—	4,878,722

CASH FLOWS FROM INVESTING ACTIVITIES
Repayment from employees, net	15,841	—	—	—	—	—	—	15,841
Proceeds from sale of assets	227,191	—	—	—	—	—	—	227,191
Purchases of property and equipment	(4,406,723)	—	—	—	(68,178)	—	—	(4,474,901)

Net Cash Used in Investing Activities	(4,163,691)	—	—	—	(68,178)	—	—	(4,231,869)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from notes payable — Short-term	17,267,000	—	—	—	—	—	—	17,267,000
Proceeds from long-term borrowing	3,182,173	—	—	—	—	—	—	3,182,173
Repayment of long-term debt	(3,489,090)	(78,796)	(173,947)	(691,139)	(116,226)	—	—	(4,549,198)
Repayment of related party notes	(9,092,037)	—	—	—	—	—	—	(9,092,037)
Dividends paid	(7,110)	—	—	—	—	—	—	(7,110)
Members’/Partners’ draw	—	(132,442)	(50,000)	(600,000)	(91,660)	—	—	(874,102)

Net Cash Provided by (Used in) Financing Activities	7,860,936	(211,238)	(223,947)	(1,291,139)	(207,886)	—	—	5,926,726

Net increase (decrease) in cash and cash equivalents	6,608,768	(55,670)	21,138	38,427	(62,419)	23,335	—	6,573,579

Cash and cash equivalents at beginning of year	2,004,142	72,963	14,893	97,515	80,925	3,625	—	2,274,063

Cash and Cash Equivalents at End of Year	$8,612,910	$17,293	$36,031	$135,942	$18,506	$26,960	$—	$8,847,642

YARDE METALS, INC. AND AFFILIATES
COMBINING SCHEDULE OF COST OF REVENUE
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
Inventory, beginning of year	$81,690,999	$—	$—	$—	$—	$—	$—	$81,690,999
Purchases	271,088,026	—	—	—	—	—	—	271,088,026
Direct labor	25,698,067	—	—	—	—	—	—	25,698,067
Supplies	4,534,885	—	—	—	—	—	—	4,534,885
Trucking, leasing and expense	3,855,532	—	—	—	—	—	—	3,855,532
Medical insurance and reimbursement plan	2,597,723	—	—	—	—	—	—	2,597,723
Payroll taxes	2,271,813	—	—	—	—	—	—	2,271,813
Depreciation and amortization	2,130,669	—	—	—	—	—	—	2,130,669
Utilities	1,819,167	—	—	—	—	—	—	1,819,167
Rent	3,934,362	—	—	—	—	—	(2,377,880)	1,556,482
Maintenance and repairs	945,036	—	—	—	—	—	—	945,036
Profit sharing expense	644,596	—	—	—	—	—	—	644,596
Freight-in	239,182	—	—	—	—	—	—	239,182
Equipment leasing	210,276	—	—	—	—	—	—	210,276
Purchased services	109,517	—	—	—	—	—	—	109,517
Blades and sharpening	68,881	—	—	—	—	—	—	68,881

	401,838,731	—	—	—	—	—	(2,377,880)	399,460,851
Less: Inventory, end of year	81,782,552	—	—	—	—	—	—	81,782,552

Total Cost of Revenue	$320,056,179	$—	$—	$—	$—	$—	$(2,377,880)	$317,678,299

YARDE METALS, INC. AND AFFILIATES
COMBINING SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED JUNE 30, 2006

	YARDE	10160 PHILLIPP	ROUTE 38	45 NEWELL STREET	YARDE REALTY		ELIMINATING
	METALS, INC.	PARKWAY, LLC	ASSOCIATES, LLC	ASSOCIATES, LLC	COMPANY	YARDE LOT, LLC	ENTRIES	COMBINED
Administrative and clerical salaries	$15,670,563	$—	$—	$—	$—	$—	$—	$15,670,563
General insurance	2,403,465	—	—	—	—	—	—	2,403,465
Freight-out	2,248,179	—	—	—	—	—	—	2,248,179
Payroll taxes	1,733,246	—	—	—	—	—	—	1,733,246
Medical insurance and reimbursement plan	1,493,870	—	—	—	—	—	—	1,493,870
Sales commissions	1,450,269	—	—	—	—	—	—	1,450,269
Entertainment and travel	1,346,802	—	—	—	—	—	—	1,346,802
Depreciation and amortization	678,467	38,512	113,791	366,908	80,755	80	—	1,278,513
Automobile leasing and expenses	674,722	—	—	—	—	—	—	674,722
Bad debts and collection	615,196	—	—	—	—	—	—	615,196
Office supplies and expense	601,695	75	100	—	44	10	—	601,924
Telephone	584,937	—	—	—	—	—	—	584,937
Repairs and maintenance	572,851	—	—	2,625	—	—	—	575,476
Profit sharing expense	531,117	—	—	—	—	—	—	531,117
Banking fees	482,997	—	—	—	—	—	—	482,997
Property taxes	381,329	—	—	—	3,791	—	—	385,120
Professional services	374,356	690	621	1,590	880	405	—	378,542
Advertising	331,474	—	—	—	—	—	—	331,474
Employee relations	246,303	—	—	—	—	—	—	246,303
Postage	171,341	—	—	—	—	—	—	171,341
Computer supplies	169,725	—	—	—	—	—	—	169,725
Dues and subscriptions	137,197	—	—	—	—	—	—	137,197
Miscellaneous and other expense	123,974	—	—	—	—	—	—	123,974
Employee training	120,695	—	—	—	—	—	—	120,695
Rent	419,786	—	—	—	—	—	(311,760)	108,026
Utilities	67,917	—	—	—	—	—	—	67,917
Donations	61,136	—	—	—	—	—	—	61,136

Total Selling, General and Administrative Expenses	$33,693,609	$39,277	$114,512	$371,123	$85,470	$495	$(311,760)	$33,992,726